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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549-1004

                                    FORM 8-K
                                 CURRENT REPORT

       PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                         April 30, 2003 (April 28, 2003)



                            ARKANSAS BEST CORPORATION
                            -------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                    0-19969                 71-0673405
          --------                  ------------         -------------------
      (State or other               (Commission             (IRS Employer
      jurisdiction of               File Number)         Identification No.)
     incorporation or
       organization)

                             3801 Old Greenwood Road
                           Fort Smith, Arkansas 72903
                                 (479) 785-6000

--------------------------------------------------------------------------------
   (Address, including zip code, and telephone number, including area code, of the registrant's principal executive offices)




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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

On April 28, 2003, Arkansas Best Corporation ("the Company") issued a press release announcing that it had completed the sale of its 19% ownership interest in Wingfoot Commercial Tire Systems, LLC to The Goodyear Tire & Rubber Company ("Goodyear") for the "Put Price" of $71.3 million in cash, as determined by the amended joint venture agreement between the Company, Goodyear and Treadco, Inc. A copy of the press release is attached as an exhibit to this Report on Form 8-K.


ITEM 7. EXHIBITS.

99.1   Press release of Arkansas Best Corporation dated April 28, 2003.





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            ARKANSAS BEST CORPORATION

                                  (Registrant)

Date:  April 30, 2003               /s/ David E. Loeffler
       --------------               -----------------------
                                        David E. Loeffler,
                                        Vice President - Chief Financial Officer
                                        and Treasurer



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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER        DESCRIPTION
-------       -----------
99.1          Press release of Arkansas Best Corporation dated April 28, 2003